As filed with the Securities and Exchange Commission on September 22, 1999

                                             Securities Act File No. 333-85593
                                     Investment Company Act File No. 811-09243
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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                          ------------------------

                                  FORM N-2
                          ------------------------

[ ] Registration Statement under the Securities Act of 1933
[X] Pre-Effective Amendment No. 1
[ ] Post-Effective Amendment No.
                                   and/or

[X] Registration Statement under the Investment
    Company Act of 1940 Amendment No.    2

                      (Check Appropriate Box or Boxes)
                          ------------------------

                         THE GABELLI UTILITY TRUST
             (Exact Name of Registrant as Specified in Charter)
                          ------------------------

                            One Corporate Center
                          Rye, New York 10580-1434
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, Including Area Code: (800) 422-3554

                              Bruce N. Alpert
                         The Gabelli Utility Trust
                            One Corporate Center
                          Rye, New York 10580-1434
                               (914) 921-5100
                  (Name and Address of Agent for Service)
                           ------------------------

                                 Copies to:


         James E. McKee, Esq.                  Richard T. Prins, Esq.
      The Gabelli Utility Trust       Skadden, Arps, Slate, Meager & Flom LLP
         One Corporate Center                     919 Third Avenue
         Rye, New York 10580                  New York, New York 10022

                           ------------------------


      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

                           ------------------------


       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933


                                          Proposed         Proposed
                                          Maximum           Maximum
                                          Offering         Aggregate            Amount of
Title of Securities     Amount Being      Price             Offering           Registration
Being Registered         Registered     Per Share(1)         Price(1)              Fee

Common Stock, .001
par value per share   1,000,000 Shares    $7.50            $7,500,000             $2085


(1) Estimated solely for the purpose of calculating the registration fee.


                           ------------------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.




                           CROSS-REFERENCE SHEET
                          PURSUANT TO RULE 481(a)

     N-2 Item Number                      Location in Part A (Caption)
------------------------------------------------------------------------------


PART A

1.   Outside Front Cover...............   Outside Front Cover Page

2.   Inside Front and Outside Back Cover
       Page............................   Outside Front Cover Page; Inside
                                          Front Cover Page

3.   Fee Table and Synopsis............   Prospectus Summary; Table of Fees
                                          and Expenses

4.   Financial Highlights..............   Not Applicable

5.   Plan of Distribution..............   Outside Front Cover Page; Prospectus
                                          Summary; Purchasing Shares of the
                                          Fund

6.   Selling Shareholders..............   Not Applicable

7.   Use of Proceeds...................   Use of Proceeds; Investment
                                          Objectives and Policies

8.   General Description of the
       Registrant......................   Outside Front Cover Page;
                                          Prospectus Summary; The Fund;
                                          Investment Objectives and
                                          Policies; Special Investment
                                          Methods; Risk Factors & Special
                                          Considerations;

9.   Management........................   Outside Front Cover Page; Prospectus
                                          Summary; Management of the Fund;
                                          Custodian, Transfer Agent,
                                          Dividend-Disbursing Agent and
                                          Registrar

10.  Capital Stock, Long-Term Debt,
       and Other Securities............   Outside Front Cover Page; Prospectus
                                          Summary; Capitalization; Investment
                                          Objectives and Policies; Description
                                          of Capital Stock; Taxation

11.  Defaults and Arrears on Senior
       Securities......................   Not Applicable

12.  Legal Proceedings.................   Not Applicable

13.  Table of Contents of the Statement
       of Additional Information.......   Table of Contents of the Statement
                                          of Additional Information


PART B                                    Location in Statement of
                                          Additional Information
------------------------------------------------------------------------------


14.  Cover Page........................   Outside Front Cover Page

15.  Table of Contents.................   Outside Front Cover Page

16.  General Information and History...   The Fund

17.  Investment Objectives and
       Policies........................   Investment Objectives and Policies;
                                          Investment Restrictions

18.  Management........................   Management of the Fund

19.  Control Persons and Principal
       Holders of Securities...........   Management of the Fund; Beneficial
                                          Owner

20.  Investment Advisory and Other
       Services........................   Management of the Fund

21.  Brokerage Allocation and Other
       Practices.......................   Portfolio Transactions

22.  Tax Status........................   Taxation

23.  Financial Statements..............   Financial Statements


PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.



PROSPECTUS

                              1,000,000 Shares

                         The Gabelli Utility Trust

                                Common Stock

                                                                [GABELLI LOGO]

                               -----------------

      The Gabelli Utility Trust (the "Fund") is a non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized under the laws of the State of Delaware on February 25, 1999. Gabelli Funds, LLC is the Fund's investment adviser (the "Adviser").

      The primary objective of the Fund is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies."

      The outstanding common shares of beneficial interest of the Fund, par value $0.001 (the "Common Stock"), are listed and traded on the New York Stock Exchange under the symbol "GUT." On ___________, 1999, the last reported sale price for the Common Stock was $_____________.

      Pursuant to this Prospectus, the Fund is offering 1,000,000 shares of Common Stock (the "Shares") for a period of up to two years from the date of this Prospectus. For a period of 30 days from the date of this Prospectus (the "Initial Period"), the Fund will offer the Shares directly and through Gabelli and Company, Inc., a broker-dealer affiliate of the Adviser ("Gabelli & Company"), to shareholders who held shares of the Fund as of July 9, 1999, at a price per share equal to the net asset value next computed after the Fund receives the order. There will be no initial sales charge or underwriting discount for purchases of Shares during the Initial Period. Subsequent to the Initial Period, the Fund will offer the Shares continuously or from time to time as determined by the Board of Trustees of the Fund, directly and through selected broker-dealers and financial services firms, at a price per share not less than net asset value to be determined by the Board of Trustees of the Fund on a periodic basis. The Adviser will compensate such broker-dealers and financial services firms (including Gabelli & Company) at a rate of up to 4.5% of the dollar value of Shares purchased from the Fund by such broker-dealers or financial services firms. The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.

      This Prospectus sets forth certain information about the Fund an investor should know before investing and should be retained for future reference.

      A Statement of Additional Information dated ______, 1999 (the "SAI") has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The table of contents of the SAI appears on page __ of this Prospectus. A copy of the SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or calling the Fund toll-free at
(800) 422-3554.

                             -----------------

      See "Risk Factors and Special Considerations" beginning on page ___ for risk factors that should be considered by prospective investors.

                             -----------------

      These securities have not been approved or disapproved by the Securities and Exchange Commission or any State securities commission, nor has the Securities and Exchange Commission or any State securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                             -----------------


_____________, 1999

      Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.


                             PROSPECTUS SUMMARY

      The following information is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus and the SAI.

The Fund...................   The Fund is a closed-end non-diversified
                                management investment company organized
                                under the laws of the State of Delaware on February 25, 1999.

Investment Objectives......   The Fund's primary investment objective is
                                long-term growth of capital and income,
                                which the Fund attempts to achieve by
                                investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in providing (i) products, services or equipment for the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). No assurance can be given that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies." The Fund's outstanding common shares of beneficial interest, par value $.001 per share (the "Common Stock"), is listed and traded on the New York Stock Exchange (the "NYSE"). As of August 31, 1999, the net assets of the Fund were approximately $80 million.

The Offering...............   Pursuant to this Prospectus, the Fund is
                                offering 1,000,000 shares of Common Stock
                                (the "Shares") for a period of up to two years from the date of this Prospectus (the "Offering"). For a period of 30 days from the date of this Prospectus (the "Initial Period"), the Fund will offer the Shares directly and through Gabelli and Company, Inc., a broker-dealer affiliate of the Adviser ("Gabelli & Company"), to shareholders who held shares of the Fund as of July 9, 1999, at a price per share equal to the net asset value next computed after the Fund receives the order. There will be no initial sales charge or underwriting discount for purchases of Shares during the Initial Period. Subsequent to the Initial Period, the Fund will offer the Shares continuously or from time to time as determined by the Board of Trustees of the Fund, directly and through selected broker-dealers and financial services firms, at a price per share not less than net asset value to be determined by the Board of Trustees of the Fund on a periodic basis. The Adviser will compensate such broker-dealers and financial services firms (including Gabelli & Company) at a rate of up to 4.5% of the dollar value of Shares purchased from the Fund by such broker-dealers or financial services firms. The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.

Use of Proceeds............   The Fund will use the net proceeds from the
                                Offering to purchase additional portfolio securities in accordance with its investment objectives and policies. See "Use of Proceeds."

Listing....................   The Fund's outstanding Common Stock is listed
                                and traded on the NYSE under the symbol
                                "GUT." On __________, 1999, the last
                                reported sale price for the Common Stock was $___________.

Management and Fees........   Gabelli Funds, LLC serves as the Fund's
                                investment adviser (the "Adviser") and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund's average daily net assets. The Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party administrator.

Risk Factors and Special
   Considerations .........   Repurchase and Charter Provisions.  As
                                shareholders of a closed-end fund,
                                shareholders of the Fund do not have the right to redeem their shares. However, the shares are freely transferable, except for shares received by persons who may be deemed to be "affiliates" of the Fund under the Securities Act of 1933, as amended ("1933 Act"). Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the NYSE or other markets on which the shares may trade at the then current market value. The Fund is authorized to repurchase its shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as its Board of Trustees may determine from time to time) from the net asset value. In addition, certain provisions of the Fund's Declaration of Trust may be regarded as "anti-takeover" provisions. Pursuant to these provisions only one of the three classes of directors (which term includes trustees) is elected each year, and the affirmative vote of the holders of 75% of the outstanding voting shares of the Fund is necessary to authorize amendments to the Fund's Declaration of Trust that would be necessary to convert the Fund from a closed-end to an open-end investment company. In addition, the affirmative vote of the holders of 80% of the outstanding voting shares of each class of the Fund, voting as a class, is generally required to authorize certain business transactions with the beneficial owner of more than 5% of the outstanding shares of the Fund. In addition, if the Fund issues preferred stock, the holders of the preferred shares would have the authority to elect two directors at all times and would have separate class voting rights on specified matters including conversion of the Fund to open-end status and certain reorganizations of the Fund. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder, or the conversion of the Fund to open-end status. These provisions may have the effect of depriving Fund shareholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Certain Provisions of the Declaration of Trust and By-laws."

                              Non-Diversified Status.  As a non-diversified
                                investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company because the investment risk may be concentrated in fewer securities. See "Investment Objectives and Policies," "Risk Factors and Special Considerations" and "Taxation."

                              Discount to Net Asset Value. Shares of
                                closed-end investment companies frequently trade at a discount from net asset value. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The Adviser cannot predict whether the Common Stock will trade at, below or above net asset value. The risk of holding shares of closed-end investment companies that might trade at a discount to net asset value is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring such shares. For those shareholders, realization of a gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. See "Investment and Objectives and Policies" and "Risk Factors and Special Considerations."

                              Industry Risks. The Fund will invest at least
                                65% of its assets in companies in the
                                Utility Industry and, as a result, the
                                value of the Fund's shares will be more
                                susceptible to factors affecting those
                                particular types of companies, including governmental regulation, deregulation, inflationary and other cost increases in fuel and other operating expenses and high interest costs or borrowings needed for capital construction programs, including compliance with environmental regulations. As a consequence of its concentration policy, the Fund's investments may be subject to greater risk and market fluctuation than a fund that has securities representing a broader range of alternatives. See "Investment Objectives and Policies" and "Risk Factors and Special Considerations."

                              Foreign Securities.  There is no limitation on
                                the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See "Investment Objectives and Policies" and "Risk Factors and Special Considerations."

                              Leveraging. As provided in the 1940 Act and
                                subject to certain exceptions, the Fund may issue debt or preferred stock so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit each fund to obtain leverage at attractive rates. Use of leverage may magnify the impact on the holders of common stock of changes in net asset value and the cost of leverage may exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to such shareholders and generally making the Fund's total return to such shareholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so. See "Risk Factors and Special Considerations" and "Special Investment Methods".

                              Key Personnel. The Adviser is dependent upon
                                the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund's investments. If the Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Adviser.

                              Taxation. The Fund intends to elect to be
                                treated and qualify, for Federal income tax purposes, as a regulated investment company. Qualification requires, among other things, compliance by the Fund with certain distribution requirements.
                                Statutory limitations on distributions on the Common Stock if the Fund fails to satisfy the 1940 Act's asset coverage requirements could jeopardize the Fund's ability to meet the distribution requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.

Distribution Policy........   The Fund intends to file an exemptive
                                application with the Securities and
                                Exchange Commission requesting an order of exemption from Section 19(b) of the 1940 Act (the "Section 19(b) Exemptive Order") enabling it to distribute capital gains to shareholders as often as monthly. There is no guarantee that the Section 19(b) Exemptive Order will be granted. If the requested relief is granted, the Fund intends to make distributions of net investment income and capital gains monthly. In the absence of the anticipated
                                Section 19(b) Exemptive Order, the Fund
                                intends to make one annual capital gains distribution, one supplemental capital gains distribution which does not exceed 10% of the aggregate amount distributed for such taxable year and one additional distribution of long-term capital gains for the purpose of not incurring additional taxes, in accordance with Rule 19b-1 under the 1940 Act. See "Distribution Policy."

Custodian, Transfer and
   Dividend-Disbursing
   Agent and Registrar.....   Boston Safe Deposit and Trust Company serves as
                                the Fund's custodian and State Street Bank and Trust Company serves as transfer and dividend-disbursing agent and registrar and as agent to provide notice of redemption and certain voting rights. See "Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar."


                         TABLE OF FEES AND EXPENSES


                                               Registrant

SHAREHOLDER TRANSACTION EXPENSES
Voluntary Cash Purchase Plan Purchase Fees....   $0.75 (1)
Automatic Dividend Reinvestment and
  Voluntary Cash Purchase Plan Sales Fees.....   $2.50 (1)

ANNUAL OPERATING EXPENSES (as a percentage of net assets attributable to Common Stock)

Management Fees.............................   1.00%

Other Expenses (2)..........................   0.75%
                                               -----

      Total Annual Operating Expenses.......   1.75%
                                               -----

(1)Shareholders participating in the Fund's Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan would pay $0.75 per transaction to purchase shares and $2.50 per transaction to sell shares. See "Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan" in the SAI.

(2)"Other expenses" are based on estimated amounts for the first full fiscal year for the Fund.

EXAMPLE

            The following examples illustrate the projected dollar amount of cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of expenses at levels set forth in the above table.

            You would pay the following expenses on a $1,000 investment, assuming a 5% annual return: (3)


                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                      ------ ------- ------- --------

                         $18     $55     $95     $206

            The foregoing table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Common Stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the Example.

            The Fund commenced operations on July 9, 1999 and consequently has a limited operating history. As such, expenses are based on current estimates for the first full fiscal year of the Fund.

------------------------


(3)   Amounts are exclusive of fees discussed in Note (1) above.




                              USE OF PROCEEDS

      The net proceeds of the offering are estimated at $7,390,000, after deduction of estimated offering expenses payable by the Fund. The Adviser expects to invest such proceeds in accordance with the Fund's investment objectives and policies within six months after receipt of such proceeds, depending on market conditions for the types of securities in which the Fund principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.


                               CAPITALIZATION

      The following table sets forth the capitalization of the Fund as of July 9, 1999,(a) and as adjusted to give effect to the Offering.

                                                     Actual      As Adjusted(b)
Shareholders' equity:
  Common Stock, $.001 par value:
   Par value (Authorized unlimited shares; issued
      and outstanding
      10,611,635 shares; as adjusted 11,611,635
      shares)....................................... $100,000       $100,000
   Additional paid-in capital....................... $79,487,259    $86,887,259
   Distributions in excess of net realized gain on
      investments................................... $ 0            $0
   Undistributed net investment income.............. $ 0            $0
   Net unrealized appreciation of investments....... $ 0            $0
      Net assets.................................... $79,587,259    $86,987,259

-------------------

(a) The Fund commenced operations on July 9,1999.

(b) After deducting estimated costs of the Offering of $110,000.



                                  THE FUND

      The Fund is a closed-end non-diversified management investment company organized under the laws of the State of Delaware on February 25, 1999.


                     INVESTMENT OBJECTIVES AND POLICIES

      The primary objective of the Fund is long-term growth of capital and income, which the Fund attempts to achieve by investing at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services (collectively, the "Utility Industry"). The remaining 35% of its assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments in the utility industry or other industries. Morever, should extraordinary conditions affecting such sectors or securities markets as a whole warrant, the Fund may temporarily be primarily invested in money market instruments.

      The companies in which the Fund may invest are those that are included to a substantial extent in the Utility Industry. Although many of these companies traditionally pay above average dividends, the Fund intends to focus on those companies whose securities have the potential to increase in value. The Fund's performance is expected to reflect conditions affecting public utility industries. These industries are sensitive to factors such as interest rates, local and national government regulations, the price and availability of fuel, environmental protection or energy conservation regulations, the level of demand for services, and the risks associated with constructing and operating nuclear power facilities. These factors may change rapidly. The Fund emphasizes quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures. Believing that the industry is under consolidation due to changes in regulation, the Fund intends to position itself to take advantage of trends in consolidation.

      Under normal circumstances the Fund may invest in securities of issuers located in countries other than the United States. Investing in securities of foreign issuers, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

INVESTMENT METHODOLOGY OF THE FUND

      In selecting securities for the Fund, the Adviser normally will consider the following factors, among others: (1) the Adviser's own evaluations of the private market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company; (2) the potential for capital appreciation of the securities; (3) the interest or dividend income generated by the securities; (4) the prices of the securities relative to other comparable securities; (5) whether the securities are entitled to the benefits of call protection or other protective covenants; (6) the existence of any anti-dilution protections or guarantees of the security; and (7) the diversification of the portfolio of the Fund as to issuers. The Adviser's investment philosophy with respect to debt and equity securities seeks to identify assets that are selling in the public market at a discount to their private market value, which the Adviser defines as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates the issuers' free cash flow and long-term earnings trends. Finally, the Adviser looks for a catalyst -- something in the company's industry or indigenous to the company or country itself that will surface additional value.


                         SPECIAL INVESTMENT METHODS

TEMPORARY INVESTMENTS

      During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. Government Securities and in money market mutual funds not affiliated with the Adviser that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

OPTIONS

      On behalf of the Fund, the Adviser may, subject to the guidelines of the Board of Directors, purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter ("OTC") markets as a means of achieving additional return or of hedging the value of the Fund's portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

      A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

      A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

      If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

      An exchange traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option.

FUTURES CONTRACTS AND OPTIONS THEREON

      On behalf of the Fund, the Adviser may, subject to guidelines of the Board of Directors, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes, in accordance with regulations of the Commodity Futures Trading Commission ("CFTC"). These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. Government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

      Under CFTC regulations, the Adviser on behalf of the Fund may purchase and sell futures contracts and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Fund's assets committed to margin and option premiums. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund, as the case may be, do not exceed 50% of the market value of its total assets.

FORWARD CURRENCY EXCHANGE CONTRACTS

      Subject to guidelines of the Board of Directors, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions, and the amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

LEVERAGING

      As provided in the 1940 Act and subject to compliance with the Fund's investment objectives, policies and restrictions, the Fund may issue debt or preferred stock so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with SEC staff guidelines which may permit the Fund to obtain leverage at attractive rates.

      Further information on the investment objectives and policies of the Fund are set forth in the SAI.

INVESTMENT RESTRICTIONS

      The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

            1. invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry other than the Utility Industry. This restriction does not apply to investments in U.S. Government Securities.

            2. purchase or sell commodities or commodity contracts except that the Fund may purchase or sell futures contracts and related options thereon if immediately thereafter (i) no more than 5% of its total assets are invested in margins and premiums and (ii) the aggregate market value of its outstanding futures contracts and market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. The Fund may not purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

            3. make loans of money, except by the purchase of a portion of private or publicly distributed debt obligations or the entering into of repurchase agreements. The Fund reserves the authority to make loans of its portfolio securities to financial intermediaries in an aggregate amount not exceeding 20% of its total assets. Any such loans will only be made upon approval of, and subject to any conditions imposed by, the Board of Trustees of the Fund. Because these loans are required to be fully collateralized at all times, the risk of loss in the event of default of the borrower should be slight.

            4. borrow money except to the extent permitted by applicable law. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings of up to 5% of the value of its total assets.

            5. issue senior securities, except to the extent permitted by applicable law.

            6. underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act 1933 (the "1933 Act") in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

PORTFOLIO TURNOVER

      The Fund buys and sells securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. The portfolio turnover may be higher than that of other investment companies. While it is impossible to predict with certainty the portfolio turnover, the Adviser does not expect that the annual portfolio turnover rate for the Fund will exceed 100%

      Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

OTHER INVESTMENTS

      The Fund is permitted to invest in securities subject to reorganization, lower rated securities and repurchase agreements and enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis and the Fund may make short sales of securities. See "Investment Objectives and Policies --Investment Practices --When Issued, Delayed Delivery Securities and Forward Commitments" in the SAI for a discussion of these investments and techniques and the risks associated with them.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

      Investors should consider the following special considerations associated with investing in the Fund.

INDUSTRY RISKS

      The Fund will invest a significant portion of its assets in foreign and domestic companies involved in the Utility Industry and, as a result, the value of the Fund's shares will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses and high interest costs such as borrowings needed for capital construction programs, including compliance with environmental regulations.

      Various regulatory regimes impose limitations on the percentage of the shares of a public utility held by an investment for its clients. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

      In addition, deregulation of the utility industry could have a positive or negative impact on the Fund's shares. The Adviser believes that certain utility companies' fundamentals should continue to improve as the industry undergoes deregulation. Companies may seek to strengthen their competitive positions through mergers and takeovers. The loosening of the government regulation of utilities should encourage convergence within the industry. Improving earnings prospects, strong cash flows, share repurchases and takeovers from industry consolidation may tend to boost share prices. However, certain companies may be less able to meet the challenge of deregulation as competition increases and investments in these companies would not be likely to perform well.

LONG-TERM OBJECTIVE

      The Fund is intended for investors seeking long-term capital growth and income. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the shareholder's investment objectives as well as the shareholder's other investments when considering the Transaction.

NON-DIVERSIFIED STATUS

      The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve it of any liability for U.S. federal income tax if all of its earnings are distributed to shareholders. See "Taxation --Taxation of the Fund." Because the Fund, as a non-diversified investment company, may invest in the securities of individual issuers to a greater degree than a diversified investment company, an investment in the Fund may present greater risk to an investor than an investment in a diversified company because the investment risk may be concentrated in fewer securities.

MARKET VALUE AND NET ASSET VALUE

      The Fund is a newly organized, non-diversified, closed-end management investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from net asset value. The characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that the Fund's net asset value will decrease. The risk of holding shares of a closed-end fund that might trade at a discount is more pronounced for shareholders who wish to sell their shares in a relatively short period of time after acquiring them because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. The Fund's shares are not subject to redemption. Shareholders desiring liquidity may, subject to applicable securities laws, trade their shares in the Fund on the New York Stock Exchange or other markets on which such shares may trade at the then current market value, which may differ from the then current net asset value.

LOWER RATED SECURITIES

      The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, Inc., or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

FOREIGN SECURITIES

      There is no limitation on the amount of foreign securities in which the Fund may invest. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities also may be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

      Among the foreign securities in which the Fund may invest are those issued by companies located in developing countries, which are countries in the initial stages of their industrialization cycles. Investing in the equity and debt markets of developing countries involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of developing countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have provided higher rates of return to investors. The Fund may also invest in debt securities of foreign governments.

      For a further description of lower rated securities and the risks associated therewith, see "Investment Objectives and Policies -- Lower Rated Securities."

SPECIAL RISKS OF DERIVATIVE TRANSACTIONS

      Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (6) the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and (7) the creditworthiness of counterparties. For a further description, see "Risk Factors and Special Considerations -- Futures Transactions" and "Risk Factors and Special Considerations -- Forward Currency Exchange Contracts."

FUTURES TRANSACTIONS

      Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuation, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions. For a further description, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

FORWARD CURRENCY EXCHANGE CONTRACTS

      The use of forward currency contracts may involve certain risks, including the failure of the counter party to perform its obligations under the contract, and that such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. For a further description of such investments, see "Investment Objectives and Policies -- Investment Practices" in the SAI.

RISKS TO HOLDERS OF COMMON STOCK OF LEVERAGING AND ISSUANCE OF SENIOR
SECURITIES

      Leverage entails two primary risks. The first risk is that the use of leverage magnifies the impact on the common shareholders of changes in net asset value. For example, a fund that uses 33% leverage (including, $50 of leverage per $100 of common equity) will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. The second risk is that the cost of leverage will exceed the return on the securities acquired with the proceeds of leverage, thereby diminishing rather than enhancing the return to common shareholders. These two risks would generally make the Fund's total return to common shareholders more volatile. In addition, the Fund may be required to sell investments in order to meet dividend or interest payments on the debt or preferred stock when it may be disadvantageous to do so.

      As provided in the 1940 Act and subject to certain exceptions, the Fund may issue debt or preferred stock so long as the Fund's total assets immediately after such issuance, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the sum of the amount of the preferred stock and debt outstanding. Such debt or preferred stock may be convertible in accordance with Securities and Exchange Commission ("SEC") guidelines which may permit the registrant to obtain leverage at attractive rates. A leveraged capital structure creates certain special risks and potential benefits not associated with unleveraged funds having similar investment objectives and policies. Any investment income or gains from the capital represented by preferred shares or debt which is in excess of the dividends payable thereon will cause the total return of the common shares to be higher than would otherwise be the case. Conversely, if the investment performance of the capital represented by preferred shares or debt fails to cover the dividends payable thereon, the total return of the common shares would be less or, in the case of negative returns, would result in higher negative returns to a greater extent than would otherwise be the case. The requirement to pay dividends on preferred shares or debt in full before any dividends may be paid on the common shares means that dividends on the common shares from earnings may be reduced or eliminated.

      The mandatory requirements of the 1940 Act could also pose certain risks for the holders of Common Stock in the same circumstances. If the asset coverage for any preferred shares or debt securities falls below the requirements of the 1940 Act, the Fund would be unable to pay dividends on its common shares. Although an inability to pay dividends on the common shares could conceivably result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code"), which would be materially adverse to the holders of the common shares, such inability can be avoided through the use of mandatory redemption requirements designed to ensure that the Fund maintains the necessary asset coverage.

      The class voting rights of preferred shares could make it more difficult for the Fund to take certain actions that may, in the future, be proposed by the Board and/or the holders of Common Stock, such as a merger, exchange of securities, liquidation or alteration of the rights of a class of the Fund's securities if such actions would be adverse to the preferred shares, or such as changing to an open-end investment company or acting inconsistently with its fundamental investment restrictions or other fundamental policies or seeking to operate other than as an investment company.

      Preferred shares will be issued only if the Board of the Fund determines in light of all relevant circumstances known to the Board that to do so would be in the best interests of the Fund and its shareholders. The circumstances that the Board will consider before issuing preferred shares, include not only the dividend rate on the preferred shares in comparison to the historical performance of the Fund but also such matters as the terms on which the Fund can call the preferred shares, the circumstances in which the Adviser will earn additional investment advisory fees on the net assets attributable to the preferred shares and the ability of the Fund to meet the asset coverage tests and other requirements imposed by the rating agencies for such preferred shares.

      The issuance of preferred shares convertible into shares of common stock might also reduce the net income and net asset value per share of the common shares upon conversion. Such income dilution would occur if the Fund could, from the investments made with the proceeds of the preferred shares, earn an amount per common share issuable upon conversion greater than the dividend required to be paid on the amount of preferred stock convertible into one share of common stock. Such net asset value dilution would occur if preferred shares were converted at a time when the net asset value per common share was greater than the conversion price.


                           MANAGEMENT OF THE FUND

      The Fund's Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Adviser and the Administrator (as defined below). Pursuant to an Investment Advisory Contract with the Fund, the Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and directors of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund's average weekly net assets, which is higher than that paid by most mutual funds. For purposes of the calculation of the fees payable to the Adviser by the Fund, average weekly net assets of the Fund are determined at the end of each month on the basis of its average net assets for each week during the month. The assets for each weekly period are determined by averaging the net assets at the end of a week with the net assets at the end of the prior week.

      The Adviser, together with other affiliated investment advisers, has assets under management totaling over $18.6 billion as of August 31, 1999. The Adviser was organized in 1999 and is the successor to the investment advisory division of Gabelli Funds, Inc. which was organized in 1980. As of June 30, 1999, the Adviser and its affiliates acted as registered investment advisers to 15 management investment companies with aggregate net assets of $9.6 billion. GAMCO Investors, Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, having aggregate assets of $7.4 billion under management as of June 30, 1999. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for the Treasurer's Fund and separate accounts having aggregate assets under management of $1.2 billion. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns 80% of the capital stock of Gabelli Asset Management Inc.

      The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all trustees of the Fund who are affiliated with the Adviser. The Fund pays all other expenses incurred in its operation including, among other things, expenses for legal and independent accountants' services, costs of printing proxies, stock certificates and shareholder reports, charges of the custodian, any subcustodian and transfer and dividend paying agent, expenses in connection with its respective Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, SEC fees, fees and expenses of unaffiliated directors, accounting and pricing costs, membership fees in trade associations, fidelity bond coverage for its officers and employees, directors' and officers' errors and omission insurance coverage, interest, brokerage costs, taxes, stock exchange listing fees and expenses, expenses of qualifying its shares for sale in various states, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and independent accountant's services, stock exchange listing fees, expenses relating to the offering of preferred stock, costs of printing proxies, stock certificates and shareholder reports, charges of Boston Safe Deposit and Trust Company ("Boston Safe" or the "Custodian," charges of State Street Bank and Trust Company ("State Street," the "Transfer Agent" or the "Dividend - Disbursing Agent"), SEC fees, fees and expenses of unaffiliated directors, accounting and printing costs, the Fund's pro rata portion of membership fees in trade organizations, fidelity bond coverage for the Fund's officers and employees, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

      The Investment Advisory Contract contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (1) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Adviser; and (2) pay commissions to brokers other than Gabelli & Company, Inc. which are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or its other advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Contract including a more complete description of the advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

PORTFOLIO MANAGER

      Mario J. Gabelli is the leader of a team which is primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman, President and Chief Investment Officer of the Adviser since 1980. Mr. Gabelli also serves as Portfolio Manager for several other funds in the Gabelli fund family. Because of the diverse nature of Mr. Gabelli's responsibilities, he will devote less than all of his time to the day-to-day management at the Fund.

NON-RESIDENT DIRECTORS

      Karl Otto Pohl, a director of the Fund, resides outside the United States and all or a significant portion of his assets are located outside the United States. He has no authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It may also not be possible to enforce against him in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States securities laws.

ADMINISTRATOR

      The Adviser has entered into sub-administration agreement with First Data Investor Services Group Inc. (the "Sub-Administrator") pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund's operations which do not include the investment advisory and portfolio management services provided by the Adviser. For these services and the related expenses borne by the Sub-Administrator, the Adviser pays a prorated monthly fee at the annual rate of .0275% of the first $10.0 billion of the aggregate average net assets of the Fund and all other funds advised by the Adviser and administered by the Sub-Administrator, .0125% of the aggregate average net assets exceeding $10.0 billion and .01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 101 Federal Street, Boston, MA 02110.


                            DISTRIBUTION POLICY

      The Fund intends to file the "Section 19(b) Exemptive Order" to enable it to distribute substantially all of its annual capital gains to shareholders as often as monthly. There is no guarantee that the Section 19(b) Exemptive Order will be granted. If the requested relief is granted, the Fund intends to make distributions of net investment income and capital gains monthly. In the absence of the anticipated Section 19(b) Exemptive Order, the Fund intends to make one annual capital gains distribution, one supplemental capital gains distribution which does not exceed 10% of the aggregate amount distributed for such taxable year and one additional distribution of long-term capital gains for the purpose of not incurring additional taxes, in accordance with Rule 19b-1 under the 1940 Act. The dividend policy of the Fund may be modified from time to time by the Fund's Board of Trustees. As a regulated investment company under the Code, the Fund will not be subject to U.S. federal income tax on its investment company taxable income that it distributes to shareholders, provided that at least 90% of its investment company taxable income for that taxable year is distributed to its shareholders. See "Taxation."

      The Fund reserves the right, but does not currently intend, to retain for reinvestment and pay U.S. federal income taxes on the excess of its net realized long-term capital gains over its net short-term capital losses, if any. If for any calendar year, the total distributions exceed net investment income and net realized capital gains, the excess will generally be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his shares) which can be made payable by the Fund either in the form of a cash distribution or a stock dividend. The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his shares, thereby increasing his potential gain or reducing his potential loss on the sale of his shares. Such excess, however, will be treated as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits.

      In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions will decrease the Fund's total assets and therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgement might not dictate such action.


                        DESCRIPTION OF CAPITAL STOCK

      The Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $.001 per share, in multiple classes and series thereof as determined from time to time by the Board of Trustees. The Board of Trustees of the Fund has authorized issuance of an unlimited number of shares of two classes, the Common Stock and preferred stock. Each share within a particular class or series thereof has equal voting, dividend, distribution and liquidation rights. When issued, in accordance with the terms thereof, shares of Common Stock will be fully paid and non-assessable. Shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights. The Common Stock is listed and traded on the NYSE under the symbol "GUT."

      The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock unissued and (iii) capital stock outstanding for each class of authorized securities of the Fund as of August 31, 1999 as if the Offering had been completed by such date.


                                            Amount Held by
                                 Amount     Company or for        Amount
Title of Class                 Authorized   its Own Account     Outstanding

Common Stock............        unlimited           0           11,611,635
                               ------------   -----------      -----------
Preferred Stock.........             -             -                 -
                               -----------    -----------      -----------



                       PURCHASING SHARES OF THE FUND

      Pursuant to this Prospectus, the Fund is offering 1,000,000 shares of Common Stock (the "Shares") for a period of up to two years from the date of this Prospectus. For a period of 30 days from the date of this Prospectus (the "Initial Period"), the Fund will offer the Shares directly and through Gabelli and Company to shareholders who held shares of the Fund as of July 9, 1999, at a price per share equal to the net asset value next computed after the Fund receives the order. There will be no initial sales charge or underwriting discount for purchases of Shares during the Initial Period. Subsequent to the Initial Period, the Fund will offer the Shares continuously or from time to time as determined by the Board of Trustees of the Fund, directly and through selected broker-dealers and financial services firms, at a price per share not less than net asset value to be determined by the Board of Trustees of the Fund on a periodic basis. The Adviser will compensate such broker-dealers and financial services firms (including Gabelli & Company) at a rate of up to 4.5% of the dollar value of Shares purchased from the Fund by such broker-dealers or financial services firms. The Fund reserves the right to terminate or suspend the continuous offering of its Shares at any time without prior notice.


                                  TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. A more complete discussion of the tax rules applicable to the Fund can be found under the heading "Taxation" in the Statement of Additional Information which is incorporated by reference into this Prospectus.

TAXATION OF THE FUND

      The Fund intends to qualify and to elect to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

      As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute at least annually substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF SHAREHOLDERS

      Dividend distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction.

      Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. Distributions from an excess of net long-term capital gains over net short-term capital losses realized, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Distributions in excess of the Fund's current and accumulated earnings and profits are first a non-taxable reduction in the adjusted basis of the holder's common stock and, after such adjusted tax basis is reduced to zero, then constitute capital gains to such holder (provided such common stock is held as a capital asset).

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

      Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

      To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a refundable credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains may file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local and foreign tax considerations.

      Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will vary depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

      The Fund generally will be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemption proceeds paid to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability

      The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders.


         CERTAIN PROVISIONS OF THE DECLARATION OF TRUST AND BY-LAWS

      The Fund presently has provisions in its Declaration of Trust and By-Laws (together, its "Governing Documents") which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of trustees will expire. Accordingly, only those trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of trustees. See "Trustees and Officers." A trustee of the Fund may be removed with or without cause by 662/3% of the votes entitled to be cast for the election of such trustees. This voting requirement also applies to mergers into or a sale of all or substantially all of the Fund's assets to an open-end fund (or other closed-end fund that does not have minority shareholder protections against conversion to open-end status) and is 75% of its outstanding voting shares and, if the Fund issues preferred stock, a majority of the outstanding shares of preferred stock or, if less, 662/3% of the preferred stock voting on such matter if a majority of such shares are present and voting. In addition, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

            A. merger or consolidation of the Fund with or into any other corporation;

            B. issuance of any securities of the Fund to any person or entity for cash;

            C. sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

            D. sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000);

            E. the purchase of the Fund's Common Stock by the Fund from any other person or entity;

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction. Reference is made to the Governing Documents of the Fund, on file with the SEC, for the full text of these provisions.

      The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.


            CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT
                               AND REGISTRAR

      Boston Safe located at One Boston Place, Boston, Massachusetts 02108, serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, Boston Safe will hold the Fund's assets in compliance with the 1940 Act. For its custody services, Boston Safe will receive a monthly fee based upon the average value of the total assets of the Fund, plus certain charges for securities transactions.

      State Street serves as the Fund's dividend disbursing agent, as agent of the Plan and as transfer agent and registrar for shares of Fund's Common Stock.


                               LEGAL MATTERS

      Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, special counsel to the Fund in connection with the offering of the Common Stock.


                                  EXPERTS

      PricewaterhouseCoopers LLP, independent accountants, are the independent accountants of the Fund. PricewaterhouseCoopers LLP has an office at 1177 Avenue of the Americas, New York, New York 10036, and also performs tax and other professional services for the Fund.


                           ADDITIONAL INFORMATION

      The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the SEC: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the SEC, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

      The Fund's Common Stock is listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

      This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the 1933 Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.


                          TABLE OF CONTENTS OF SAI

      A Statement of Additional Information ("SAI") dated , 1999 has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1434 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:


                             TABLE OF CONTENTS

                                                                       PAGE

INVESTMENT OBJECTIVES AND POLICIES ........................           B-
MANAGEMENT OF THE FUND.....................................           B-
PORTFOLIO TRANSACTIONS ....................................           B-
AUTOMATIC DIVIDEND REINVESTMENT AND
  VOLUNTARY CASH PURCHASE PLAN.............................           B-
TAXATION ..................................................           B-
NET ASSET VALUE............................................           B-
BENEFICIAL OWNER...........................................           B-
GENERAL INFORMATION........................................           B-
FINANCIAL STATEMENTS.......................................           B-


                           ------------------------


                             TABLE OF CONTENTS

                                                                       Page

Prospectus Summary................................................
Table of Fees and Expenses........................................
Use of Proceeds...................................................
Capitalization....................................................
The Fund..........................................................
Investment Objectives and Policies................................
Special Investment Methods........................................
Investment Restrictions...........................................
Risk Factors and Special
   Considerations.................................................
Management of the Fund............................................
Distribution Policy...............................................
Description of Capital Stock......................................
Purchasing Shares of the Fund.....................................
Taxation..........................................................
Certain Provisions of the Declaration of Trust and
   By-laws........................................................
Custodian, Transfer Agent,
   Dividend-Disbursing Agent and Registrar........................
Legal Matters.....................................................
Experts...........................................................
Additional Information............................................
Table of Contents of SAI..........................................



                              1,000,000 Shares

                         THE GABELLI UTILITY TRUST


                                 ------------


                                 PROSPECTUS
                                   , 1999

                                 ------------





                         THE GABELLI UTILITY TRUST
                            -------------------

                    STATEMENT OF ADDITIONAL INFORMATION


      The Gabelli Utility Trust (the "Fund") is a non-diversified, closed-end management investment company that seeks long-term growth of capital and income by investing primarily in a portfolio of equity securities selected by Gabelli Funds, LLC, the investment adviser to the Fund (the "Adviser"). It is the policy of the Fund, under normal market conditions, to invest at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) providing products, services or equipment for (i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services.

      This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Fund dated _______ __, 1999 (the "Prospectus"). This SAI does not include any information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at 1-800-GABELLI (1-800-422-3554) or
(914) 921-5070. This SAI incorporates by reference the entire Prospectus.

                              -------------------

                             TABLE OF CONTENTS

                                                                          PAGE

Investment Objectives and Policies..........................................B-
Management of the Fund......................................................B-
Portfolio Transactions......................................................B-
Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan............B-
Taxation....................................................................B-
Net Asset Value.............................................................B-
General Information.........................................................B-
Beneficial Owner............................................................B-
Financial Statements........................................................B-

      The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office at no charge.

This Statement of Additional Information is dated ________ __, 1999.



                     INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

      The Fund's primary investment objectives are long-term growth of capital and income. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stock and other securities of foreign and domestic companies involved to a substantial extent in (e.g., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) providing products, services or equipment for
(i) the generation or distribution of electricity, gas and water and (ii) telecommunications services or infrastructure operations, such as airports, toll roads and municipal services. See "Investment Objectives and Policies" in the Prospectus.

INVESTMENT PRACTICES

      Securities Subject to Reorganization. The Fund may invest without limit in securities for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

      In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

      Temporary Investments. Although under normal market conditions at least 65% of the Fund's assets will consist of common stock and other securities of foreign and domestic companies involved in the utility industry, when a temporary defensive posture is believed by the Adviser to be warranted ("temporary defensive periods"), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the United States Government, its agencies or instrumentalities ("U.S. Government Securities"); commercial paper rated A-1 or higher by Standard & Poor's Corporation ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"); and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies in some cases by the Fund are subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions." As a shareholder in a mutual fund, the Fund will bear its ratable share of the its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. See "Management of the Fund-Investment Advisory and Administration Arrangements."

      Lower Rated Securities. The Fund may invest up to 25%, of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated "CCC" or lower by S&P or "Caa" or lower by Moody's, or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions and are often referred to in the financial press as "junk bonds."

      Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

      In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

      Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

      The Fund may invest in securities of issuers in default within their limitations on the purchase of fixed-income securities. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

      In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

      Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue or reflect subsequent events on a timely basis. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

      Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

      The market for certain lower rated and comparable unrated securities several years ago experienced a major economic recession. The recession adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

      Options. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right to sell the security to the writer and obligating the writer to purchase the underlying security from the holder.

      A written call option is "covered" if the writer owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade short-term obligations in a segregated account held with its custodian. A written put option is "covered" if the Fund maintains cash or other high grade short-term obligations with a value equal to the exercise price in a segregated account held with its custodian, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

      If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once it has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

      The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

      An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

      In addition to options on individual securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into an closing transaction on an exchange or it may let the option expire unexercised.

      The Fund also may buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are illiquid securities.

      Use of options on securities indices entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless the Adviser is satisfied with the development, depth and liquidity of the market and the Adviser believes the options can be closed out.

      Price movements in the portfolio of the Fund are unlikely to correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge and will depend, in part, on the ability of the Adviser to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indices require settlement in cash, the Adviser may be forced to liquidate portfolio securities to meet settlement obligations. The SEC considers over-the-counter options such as options on indices illiquid securities.

      Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund's writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

      Futures Contracts and Options on Futures. The Fund will not enter into futures contracts or options on futures contracts unless (i) the aggregate initial margins and premiums do not exceed 5% of the fair market value of its assets and (ii) the aggregate market value of its outstanding futures contracts and the market value of the currencies and futures contracts subject to outstanding options written by the Fund do not exceed 50% of the market value of its total assets. It is anticipated that these investments, if any, will be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited U.S. Government securities.

      A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchaser" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

      No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

      An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures on contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

      Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

      In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, obligations of the U.S. Government and its agencies and instrumentalities or other liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash obligations of the U.S. Government and its agencies and instrumentalities or other high grade debt securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

      Forward Currency Transactions. The Fund may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange takes place will be negotiated and fixed for the term of the contract at the time that the Fund enters into the contract. Forward currency contracts (1) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (2) generally have no deposit requirements and (3) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that its forward currency contracts are not used to achieve investment leverage, the Fund will segregate liquid assets consisting of cash, U.S. Government Securities or other liquid securities with its custodian, or a designated sub-custodian, in an amount at all times equal to or exceeding its commitment with respect to the contracts.

      The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of dividends and distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively, in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a "cross-hedge").

      In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriated by the Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

      The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy institutions.

      When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

      Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

      Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 5% of the Fund's total assets or 5% of such issuer's voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

      The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique.

      When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

      The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other highly liquid debt securities. The Fund will also be required to deposit similar collateral with its custodian, Boston Safe Deposit and Trust Company ("Boston Safe"), and, to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to the greater of the price at which the security is sold short or 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

      To secure its obligations to deliver the securities sold short, the Fund will deposit in escrow in a separate account with the custodian, an amount at least equal to the securities sold short or securities convertible into, or exchangeable for, the securities. The Fund may close out a short position by purchasing and delivering an equal amount of securities sold short, rather than by delivering securities already held by the Fund, because the Fund may want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

      Repurchase Agreements. The Fund may engage in repurchase agreement transactions involving money market instruments with banks, registered broker-dealers and government securities dealers approved by the Board of Trustees. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time, thereby determining the yield during its holding period. Thus, repurchase agreements may be seen to be loans by the Fund collateralized by the underlying debt obligation. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the holding period. The value of the underlying securities will be at least equal to all times to the total amount of the repurchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.


                           MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

      Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund's custodian and the Fund's transfer agent. The day-to-day operations of the Fund are delegated to the Adviser.

      The names and business addresses of the trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the trustees, their positions with certain other organizations and companies. Trustees who are "interested persons" of the Fund, as defined by the 1940 Act, are indicated by an asterisk.


   NAME (AND AGE) AND          POSITION WITH THE FUND AND PRINCIPAL
   BUSINESS ADDRESS            OCCUPATION DURING PAST FIVE YEARS

   Dr. Thomas E. Bratter (60)  Trustee of the Fund; Director,
   One Corporate Center        President and Founder, The John Dewey Academy
   Rye, NY  10580-1434         (residential college preparatory therapeutic
                               high school). (10)(15)

   Felix J. Christiana (73)    Trustee of the Fund; Retired; formerly
   One Corporate Center        Senior Vice President of Dollar Dry Dock
   Rye, NY  10580-1434         Savings Bank. (1)(2)(3)(4)(5)(8)(10)(13)(15)

   Anthony J. Colavita (62 )   Trustee of the Fund; President and Attorney at
   One Corporate Center        law in the law firm of Anthony J. Colavita, P.C.
   Rye, NY  10580-1434         since 1961. (1)(2)(3)(4)(6)(7)(8)(9)(11)(12)
                               (13)(14)

   James P. Conn (61)          Trustee of the Fund; Former Managing
   One Corporate Center        Director and Chief Investment Officer of
   Rye, New York 10580-1434    Financial Security Assurance Holdings Ltd.,
                               1992-1998; Director of Meditrust Corporation
                               (real estate investment trust); Director of First Republic Bank. (1)(2)(10)(14)(15)

   Vincent D. Enright  (55)    Trustee of the Fund; Former Senior Vice
   One Corporate Center        President and Chief Financial Officer of
   Rye, NY  10580-1434         KeySpan Energy Corporation through 1998.
                               (5)(6)(7)

   Frank J. Fahrenkopf, Jr.    Trustee of the Fund; President and CEO
   (59)                        of the American Gaming Association since
   One Corporate Center        June 1995; Partner of Hogan & Hartson;
   Rye, New York 10508-1434    Chairman of International Trade Practice
                               Group. Co-Chairman of the Commission on
                               Presidential Debates; former Chairman of
                               the Republican National Committee.  (15)

*  Mario J. Gabelli (57)       Chairman of the Board, President and
   One Corporate Center        Chief Investment Officer of the Fund;
   Rye, New York 10580-1434    Chairman of the Board, Chief Executive Officer
                               of Gabelli Asset Management Inc. and Chief
                               Investment Officer of the Adviser and GAMCO
                               Investors, Inc; Chairman of the Board and
                               Chief Executive Officer of Lynch corporation
                               (diversified manufacturing and communications services company); Director of East/West
                               Communications Inc.
                               (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)(15)

*  John D. Gabelli (53)        Trustee of the Fund; Senior Vice
   One Corporate Center        President of Gabelli & Company and Director
   Rye, New York  10580-1434   of Gabelli Advisers, Inc. (1)(2)(5)(8)

*  Karl Otto Pohl (69)         Trustee of the Fund; Member of the
   One Corporate Center        Shareholder Committee of Sal. Oppenheim Jr.
   Rye, New York 10580-1434    & Cie (private investment bank); Board Member
                               of TrizecHahn Corporation (real estate
                               company) and Zurich Versicherungs-Gesellschaft
                               (Insurance company); Director of Gabelli Asset
                               Management Inc. Former President of the
                               Deutsche Bundesbank and Chairman of its
                               Central Bank Council from 1980 through
                               1991. (1)(2)(3)(4)(5)(6)(7)(8)(9)(10)(11)(12)
                               (13)(14)(15)

   Anthony R. Pustorino (73)   Trustee of the Fund; Certified Public
   One Corporate Center        Accountant; Professor of Accounting, Pace
   Rye, New York 10580-1434    University, since 1965.
                               (1)(2)(3)(4)(5)(10)(11)(13)(15)

*  Salvatore J. Zizza (53)     Trustee of the Fund; Adviser to The
   One Corporate Center        Gabelli Growth Fund; Chairman of The Bethlehem
   Rye, New York 10580-1434    Corp.; Board Member of Hollis Eden
                               Pharmaceuticals; Former Executive Vice
                               President of FMG Group (a healthcare
                               provider); Former President and Chief Executive
                               Officer of the Lehigh Group Inc. (an electrical supply wholesaler); Former Chairman of the Executive Committee and Director of Binnings
                               Building Products, Inc.; (1)(4)(10)(15)

   Bruce N. Alpert (47)        Vice President and Treasurer of the
   One Corporate Center        Fund; Executive Vice President and Chief
   Rye, New York 10580-1434    Operating Officer of the Adviser since June
                               1988; Director and President of Gabelli
                               Advisers, Inc.; Officer of all other registered investment companies advised by the Adviser;
                               Vice President of The Treasurer's Fund Inc.;
                               Vice President of Gabelli Westwood Funds.

   David Schachter (46)        Vice President of the Fund since July 9,
   One Corporate Center        1999; Financial Services Research Analyst of
   Rye, New York 10580-1434    Gabelli & Company from October 1, 1998
                               to July 9, 1999; Previously, Vice President of Thomas J. Herzfeld Advisers, Inc. a registered investment adviser and noted closed-end fund authority.

   James E. McKee (36)         Secretary of the Fund; Vice President
   One Corporate Center        and Secretary of the Adviser (since 1995)
   Rye, New York 10580-1434    and Vice President and General Counsel of GAMCO
                               Investors, Inc. (since 1993); Secretary of the registered investment companies advised by the Adviser and its affiliates; Branch
                               Chief of the Securities and Exchange
                               Commission --Northeast Regional Office,
                               1992-1993.

---------------
* "Interested person" of the Fund, as defined in the 1940 Act. Mr. Mario Gabelli is an "interested person" of the Fund as a result of his employment as an officer of the Fund and the Adviser. Messrs. John and Mario Gabelli are registered representatives of an affiliated broker-dealer. Mr. Pohl is a director of the parent company of the Adviser. Mr. Zizza may be an "interested person" as a result of his previous association within the last three years with Binnings Building Products, Inc., an entity which was controlled by GLI, Inc., an affiliate of the Adviser.


(1) Trustee of The Gabelli Asset     (8)  Director of Gabelli Global
    Fund.                                 Series Funds, Inc.
(2) Trustee of The Gabelli Growth    (9)  Director of Gabelli Gold Fund,
    Fund.                                 Inc.
(3) Director of The Gabelli Value    (10) Trustee of The Gabelli Global
    Fund Inc.                             Multimedia Trust Inc.
(4) Director of The Gabelli          (11) Director of Gabelli Capital
    Convertible Securities                Series Funds
    Fund, Inc.                       (12) Director of Gabelli
(5) Director of Gabelli Equity            International Growth Fund, Inc.
    Series Funds, Inc.               (13) Director of the Treasurer's
(6) Trustee of The Gabelli Money          Fund, Inc.
    Market Funds                     (14) Director of the Gabelli
(7) Director of Gabelli Investor          Westwood Funds
    Funds, Inc.                      (15) Director of the Gabelli Equity
                                          Trust Inc. (the "Equity Trust")


      The Board of Trustees of the Fund are divided into three classes, with a class having a term of three years except as described below. Each year the term of office of one class of trustees of the Fund will expire. However, to ensure that the term of a class of the Fund's trustees expires each year, one class of the Fund's trustees will serve an initial one-year term and three-year terms thereafter and another class of its trustees will serve an initial two-year term and three-year terms thereafter. The terms of Messrs. Conn, John Gabelli, Pohl and Pustorino as trustees of the Fund expire in 2000; the terms of Messrs. Bratter, Christiana, Enright and Mario Gabelli as trustees of the Fund expire in 2001; The terms of Messrs. Fahrenkopf and Zizza as trustees of the Fund expire in 2002; See "Certain Provisions of the Declaration of Trust and the By-Laws" in the Prospectus.

REMUNERATION OF TRUSTEES AND OFFICERS

      The Fund pays each trustee who is not affiliated with the Adviser or its affiliates a fee of $3,000 per year plus $500 per meeting attended, together with each trustee's actual out-of-pocket expenses relating to attendance at such meetings.

      The following table shows certain compensation information for the Trustees and Officers of the Fund for the fiscal year ended December 31, 1998. Mr. Schachter is employed by the Fund and is not employed by the Adviser. Officers who are employed by the Adviser receive no compensation or expense reimbursement from the Fund.


                             COMPENSATION TABLE
                FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998


                                                      TOTAL COMPENSATION
                                                      FROM THE FUND AND
                                       AGGREGATE         FUND COMPLEX
                                     COMPENSATION          PAID TO
NAME OF PERSON AND POSITION          FROM THE FUND    TRUSTEES/OFFICERS*
---------------------------          -------------    -------------------

MARIO J. GABELLI                        $       0        $       0(13)
Chairman of the Board

DR. THOMAS E. BRATTER                   $       0        $  27,500(2)
Trustee

FELIX J. CHRISTIANA                     $       0        $  88,500(9)
Trustee

JAMES P. CONN                           $       0        $  46,000(5)
Trustee

VINCENT D. ENRIGHT                      $       0        $  18,000(3)
Trustee

FRANK J. FAHRENKOPF, JR.                $       0        $   8,000(1)
Trustee

JOHN D. GABELLI                         $       0        $       0(4)
Trustee

KARL OTTO POHL                          $       0        $ 102,466(15)
Trustee

ANTHONY R. PUSTORINO                    $       0        $ 100,500(9)
Trustee

SALVATORE J. ZIZZA                      $  21,500        $  51,000(4)
Trustee


* Represents the total compensation paid to such persons during the calendar year ended December 31, 1998 by investment companies (including the Fund) or portfolios thereof from which such person receives compensation that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parenthesis represents the number of such investment companies and portfolios.

LIMITATION OF OFFICERS' AND TRUSTEES' LIABILITY.

      The Governing Documents of the Fund provide that the Fund will indemnify its trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the Governing Documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AND ADMINISTRATIVE ARRANGEMENTS

      Gabelli Funds, LLC acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a New York corporation with principal offices located at One Corporate Center, Rye, New York 10580-1434. The Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc. which was organized in 1980. As of June 30, 1999, the Adviser and its affiliates acted as registered investment advisers to 15 management investment companies with aggregate net assets of $8.6 billion. The Adviser, together with other affiliated investment advisers, has assets under management totaling $18.0 billion. GAMCO Investors, Inc., an affiliate of the Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, having aggregate assets of $7.6 billion under management as of June 30, 1999. Gabelli Fixed Income LLC, an affiliate of the Adviser, acts as investment adviser for The Treasurer's Fund and separate accounts having aggregate assets under management of $1.5 billion. The Adviser is a wholly-owned subsidiary of Gabelli Asset Management Inc., a New York corporation, whose Class A Common Stock is traded on the New York Stock Exchange under the symbol "GBL." Mr. Mario J. Gabelli may be deemed a "controlling person" of the Adviser on the basis of his ownership of a majority of the stock of the Gabelli Group Capital Partners, Inc., which owns 80% of the capital stock of Gabelli Asset Management Inc.

      Under the terms of the Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees. In addition, under the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense. For its services, the Adviser is paid a fee computed daily and paid monthly at an annual rate of 1.00% of the average weekly net assets of the Fund.

      The Advisory Agreement combines investment advisory and administrative responsibilities in one agreement. For services rendered by the Adviser on behalf of the Fund under the Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly at the annual rate of 1.00% of the average weekly net assets of the Fund.

      The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Gabelli" is the Adviser's property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Gabelli."

      Pursuant to its terms, the Advisory Agreement will remain in effect with respect to the Fund until the second anniversary of shareholder approval of such Agreement, and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.


                         PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Trustees of the Fund, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund's Board of Trustees have determined that portfolio transactions may be executed through Gabelli & Company and its broker-dealer affiliates if, in the judgment of the Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, those broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

      Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

      Although investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

REPURCHASE OF SHARES

      The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to redeem their shares. The Fund, however, may repurchase its shares from time to time as and when it deems such a repurchase advisable. Such repurchases will be made when the Fund's shares are trading at a discount of 10% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time) from the net asset value of the shares. Pursuant to the 1940 Act, the Fund may repurchase its shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or as otherwise permitted in accordance with Rule 23c-1 under the 1940 Act. Under that Rule, certain conditions must be met regarding, among other things, distribution of net income for the preceding fiscal year, identity of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis which does not discriminate unfairly against the other shareholders through their interest in the Fund.

      When the Fund repurchases its shares for a price below their net asset value, the net asset value of those shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected, either positively or negatively.

PORTFOLIO TURNOVER

      It is not expected that the annual portfolio turnover rate for the Fund will exceed 100%. Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and its shareholders, as applicable.

               AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY
                             CASH PURCHASE PLAN

      Under the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan adopted by the Fund ( the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by State Street Bank and Trust Company ("State Street"), which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by State Street as dividend disbursing agent.

      Under the Plan, whenever the market price of the Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividend or capital gains distribution, participants in such plan are issued shares of Common Stock, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Fund, or acquired by the Plan agent in the open market, valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, State Street will buy the Fund's Common Stock for the Plan in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of its Common Stock exceeds net asset value.

      Participants in the Plan have the option of making additional cash payments to State Street, twice per month for the Fund, for investment in the shares. Such payments may be made in any amount from $250 to $10,000. State Street will use all funds received from participants to purchase shares of the Fund in the open market on the 1st and 15th of each month. It is suggested that participants send voluntary cash payments to State Street in a manner that ensures that State Street will receive these payments approximately 10 days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by State Street at least 48 hours before such payment is to be invested.

      State Street maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by State Street in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. A Plan participant may send his share certificates to State Street so that the shares represented by such certificates will be held by State Street in the participant's shareholder account under the Plan.

      In the case of shareholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, State Street will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

      There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. State Street's fees for handling the reinvestment of such dividends and capital gains distributions are paid by the Fund. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable in stock or in cash. However, each participant bears a pro rata share of brokerage commissions incurred with respect to State Street's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

      With respect to purchases from voluntary cash payments, State Street will charge $0.75 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, as State Street will be purchasing shares for all participants in blocks and prorating the lower commission thus attainable.

      The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends or distributions.

      Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to State Street at P.O. Box 8200, Boston, Massachusetts 02266-8200.


                                  TAXATION

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to investors in light of their particular circumstances. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAX STATUS OF THE FUND

      The Fund intends to qualify and to elect to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses.

      As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute annually substantially all of such income.

      Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless, an election is made by a fund with a November or December year-end to use the fund's fiscal year), and (3) all ordinary income and capital gains for previous years that were not distributed during such years. While the Fund intends to distribute income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

      A distribution will be treated as paid on December 31 of a calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

      If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

DISTRIBUTIONS

      Dividend distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitations, be eligible for the dividends received deduction. Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income. Distributions from excess of net long-term capital gains over net short-term capital losses realized, properly designated by the Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term gain, regardless of how long a shareholder has held Fund shares. Distributions in excess of the Fund's current and accumulated earnings and profits are first a non-taxable reduction in the adjusted basis of the holder's common stock and, after such adjusted tax basis is reduced to zero, then constitute capital gains to such holder (provided such common stock is held as a capital asset).

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

       Investors should be careful to consider the tax implications of buying shares of the Fund just prior to the record date of a distribution (including a capital gain dividend). The price of shares purchased at such a time will reflect the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

      To the extent that the Fund retains any net long-term capital gains, it may designate them as "deemed distributions" and pay a tax thereon for the benefit of its shareholders. In that event, the shareholders report their share of the Fund's retained realized capital gains on their individual tax returns as if it had been received, and report a refundable credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is then added to the shareholder's cost basis for his shares. Shareholders who are not subject to U.S. federal income tax or tax on capital gains may file a return on the appropriate form or a claim for refund that allows them to recover the tax paid on their behalf.

FOREIGN TAXES

      The Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If the Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund's shareholders. For any year for which the Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to "pass through" foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund's taxable year of the amount of such taxes and the sources of its income. Because application of the credit depends on the particular circumstances for each shareholder, shareholders are advised to consult their own tax advisers.

DISPOSITIONS

      Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and the rate of tax will vary depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six month period would be a long-term capital loss to the extent of such distribution.

BACKUP WITHHOLDING

      The Fund generally will be required to withhold U.S. federal income tax at a rate of 31% ("backup withholding") from dividends, capital gain distributions and redemption proceeds paid to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

OTHER TAXATION

      Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above, including the likelihood that ordinary income dividends distributed to them will be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate, if applicable). Non-U.S. investors should consult their own tax advisers regarding federal, state, local and foreign tax considerations.

FUND INVESTMENTS

      Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount." If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. It particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semiannual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

      Original Issue Discount. Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for U.S. federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

      Options, Futures and Forward Contracts. Any regulated futures contracts and certain options in which the Fund may invest may be "section 1256 contracts." Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

       Code section 1092, which applies to certain straddles, may affect the taxation of the Fund's sales of securities and transactions in financial futures contracts and related options. Under section 1092, the Fund may be required to postpone recognition of losses incurred in certain sales of securities and certain closing transactions in financial futures contracts or related options.

      Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, any excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

      The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one election currently available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC, on a current basis, whether or not distributions were received from the PFIC in a given year. Under another election, the Fund would be required to mark to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as realized and such gains would be required to be reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. If either one of these elections were made the special rules, discussed above, relating to the taxation of excess distributions would not apply.

      Special Code provisions applicable to Fund investments, discussed above, may affect characterization of gains and losses realized by the Fund, and may accelerate recognition of income or defer recognition of losses. The Fund will monitor these investments and when possible will make appropriate elections in order to mitigate unfavorable tax treatment.


                              NET ASSET VALUE

      The net asset value of the Fund's shares will be computed, based on the market value of the securities it holds and determined daily as of the close of regular trading on the New York Stock Exchange.

      Portfolio instruments of the Fund which are traded in a market subject to government regulation on which trades are reported contemporaneously will be valued at the last sale price on the principal market for such instruments as of the close of regular trading on the day the instruments are being valued, or lacking any sales, at the average of the bid and asked price on the principal market for such instruments on the most recent date on which bid and asked prices are available. Other readily marketable assets will be valued at the average of quotations provided by dealers maintaining an active market in such instruments. Securities and other assets for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term investments that mature in more than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Trustees. Short-term investments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value. The Fund may employ recognized pricing services from time to time for the purpose of pricing portfolio instruments.

      Net asset value per share is calculated by dividing the value of the securities held plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of shares outstanding at such time.


                            GENERAL INFORMATION

COUNSEL AND INDEPENDENT ACCOUNTANTS

      Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 is special counsel to the Fund in connection with the offering of the Fund's Common Stock.

      PricewaterhouseCoopers LLP, independent accountants, 1177 Avenue of the Americas, New York, New York 10036, serve as auditors of the Fund and will annually render an opinion on the financial statements of the Fund.


                              BENEFICIAL OWNER

      There are no persons known to the Fund who may be deemed beneficial owners of 5% or more of shares of the Fund's Common Stock because they possessed or shared voting or investment power with respect to shares of the Fund's Common Stock.


                          FINANCIAL STATEMENTS

      The statement of assets and liabilities of the Fund as of March 29, 1999 and the report of independent accountants with respect thereto are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Fund's Registration Statement on Form N-14 as filed with the Commission on March 30, 1999.


                                 PART C

                             OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

   (1) Financial Statements

      (a)   Statement of Assets and Liabilities as of March 29, 1999**
      (b)   Report of Independent Accountants**

   (2) Exhibits

      (a)   Amended and Restated Agreement and Declaration of Trust of
            Registrant***
      (b)   Amended and Restated By-Laws of Registrant*
      (c)   Not applicable
      (d)   Form of Registrant's Common Stock Certificate*
      (e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant**
      (f)   Not applicable
      (g) Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC**
      (h)   Not applicable
      (i)   Not applicable
      (j)(1)Form of Custodian Contract between Registrant and Boston
            Safe Deposit and Trust Company**
      (j)(2)Form of Custodian Fee Schedule between Registrant and
            Boston Safe Deposit and Trust Company**
      (k)(1)Form of Registrar, Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company**
      (k)(2)Form of Transfer Agent and Registrar Service Fee Agreement between Registrant and State Street Bank and Trust Company**
      (l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality****
      (m)   Not applicable
      (n)   Consent of PricewaterhouseCoopers LLC****
      (o)   Not applicable
      (p) Purchase Agreement dated March 29, 1999 between Registrant and The Gabelli Equity Trust Inc.**
      (q)   Not applicable
      (r)   Financial Data Schedule*

---------------

*     Previously filed.
** Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14, filed with the Securities and Exchange Commission on March 30, 1999.
*** Incorporated by reference from the Registrant's Registration Statement on Form N-2, filed with the Securities and Exchange Commission on May 21, 1999.
****  Filed herewith.


Item 25.  Marketing Arrangements

   Not Applicable


Item 26.  Other Expenses of Issuance and Distribution

   The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

      SEC registration fees...........................     $    2,085
      New York Stock Exchange listing fee.............         14,750
      Printing and engraving expenses.................         30,000
      Auditing fees and expenses......................         10,000
      Legal fees and expenses.........................         40,000
      Blue Sky fees and expenses......................         10,000
      Miscellaneous...................................          3,165
            Total.....................................       $110,000
                                                              -------


Item 27.  Persons Controlled by or Under Common Control with Registrant

      Insofar as the following have substantially identical boards of directors or trustees they may be deemed with Registrant to be under common control: The Gabelli Asset Fund, The Gabelli Growth Fund and The Gabelli Westwood Funds, each a Massachusetts Business Trust, The Gabelli Money Market Funds, The Gabelli Blue Chip Value Fund, and The Gabelli Utilities Fund, each a Delaware Business Trust, The Gabelli Equity Trust Inc., The Gabelli Global Multimedia Trust Inc., The Gabelli Value Fund Inc., The Gabelli Investor Funds, Inc., Gabelli Capital Series Funds, Inc., The Gabelli Global Series Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli International Growth Fund, Inc., Gabelli Gold Fund, Inc. and Gabelli Equity Series Funds, Inc., each a Maryland corporation.


Item 28.  Number of Holders of Securities as of August 31, 1999


                                                        Number of
      Title of Class                                 Record Holders

      Capital Stock, par value $.001 per share.....    86,371


Item 29.  Indemnification

      The response of this Item is incorporated by reference to the caption "Limitation of Officers' and Trustees Liability" in the Part B of this Registration Statement.

      Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.


Item 30.  Business and Other Connections of Adviser

Item 30.  Business and Other Connections of Investment Adviser

      The Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser filed with the Commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-26202).


Item 31.  Location of Accounts and Records

      The accounts and records of the Registrant are maintained in part at the office of the Adviser at One Corporate Center, Rye, New York 10580-1434, in part at the offices of the Custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02108, at the offices of the Fund's Administrator, First Data Investor Services, 101 Federal Street, 6th Floor, Boston, MA 02110, and in part at the offices of Boston EquiServe, 150 Royall Street, Mail Stop 45-02-62, Canton, MA 02021.


Item 32.  Management Services

      Not applicable.


Item 33.  Undertakings

      1. Registrant undertakes to suspend the offering of shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

            Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

      6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.


                               SIGNATURES

      As required by the Securities Act of 1933, this Registrant's Registration Statement has been signed on behalf of the Registrant, in the City of Rye, State of New York, on the 22nd day of September, 1999.

                                    THE GABELLI UTILITY TRUST


                                    By: /s/ Bruce N. Alpert
                                        --------------------------
                                          Bruce N. Alpert
                                          Treasurer


            As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                         Title                     Date


/s/        *              Chairman of the Board,         September 22, 1999
------------------------  President, Chief Investment
Mario J. Gabelli          Officer and Trustee


/s/ Bruce N. Alpert       Chief Financial Officer        September 22, 1999
-----------------------
Bruce N. Alpert


/s/        *              Trustee                        September 22, 1999
------------------------
Thomas E. Bratter


/s/        *              Trustee                        September 22, 1999
------------------------
Felix J. Christiana


/s/        *              Trustee                        September 22, 1999
------------------------
Anthony J. Colavita


/s/        *              Trustee                        September 22, 1999
------------------------
James P. Conn


/s/        *              Trustee                        September 22, 1999
------------------------
Vincent D. Enright


/s/        *              Trustee                        September 22, 1999
------------------------
Frank J. Fahrenkopf, Jr.


/s/        *              Trustee                        September 22, 1999
------------------------
John D. Gabelli


/s/        *              Trustee                        September 22, 1999
------------------------
Karl Otto Pohl


/s/        *              Trustee                        September 22, 1999
------------------------
Anthony R. Pustorino


/s/        *              Trustee                        September 22, 1999
------------------------
Salvatore J. Zizza


/s/ Bruce N. Alpert                                      September 22, 1999
----------------------------
* Bruce N. Alpert, Attorney-in-Fact



                               EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION

ITEM 24.2

(a)               Amended and Restated Agreement and Declaration of
                  Trust of Registrant***

(b)               Amended and Restated By-Laws of Registrant*

(d)               Form of Registrant's Common Stock Certificate*

(e) Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant**

(g)               Form of Investment Advisory Agreement between
                  Registrant and Gabelli Funds, LLC**

(j)(1) Form of Custodian Contract between Registrant and State Street Bank and Trust Company**

(j) (2)           Form of Custodian Fee Schedule between Registrant and
                   State Street Bank and Trust Company**

(k) (1)           Form of Registrar, Transfer Agency and Service
                  Agreement between Registrant and State Street Bank and Trust Company**

(k) (2)           Form of Transfer Agent and Registrar Services
                  Fee Agreement**

(l) Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP with respect to legality****

(n)               Consent of PricewaterhouseCoopers LLP****

(p)               Purchase Agreement dated March 29, 1999
                  between Registrant and The Gabelli Equity Trust Inc.**

(r)               Financial Data Schedule*

---------------

*     Previously filed.
** Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-14, filed with the Securities and Exchange Commission on March 30, 1999.
*** Incorporated by reference from the Registrant's Registration Statement on Form N-2, filed with the Securities and Exchange Commission on May 21, 1999.
****  Filed herewith.